Exhibit 99.1

IR INQUIRIES:

Charles Messman

Investor Relations

949-362-5800

IR@smithmicro.com

Smith Micro Reports Third Quarter 2025 Financial Results

PITTSBURGH, PA, November 5, 2025 – Smith Micro Software, Inc. (Nasdaq: SMSI) (“Smith Micro” or the “Company”) today reported financial results for its third quarter ended September 30, 2025.

“We believe we have taken great strides during and since the third quarter ended, building on key customer opportunities to set the stage for future growth, streamlining our operations for a faster and more agile delivery organization and strengthening our financial foundation. As we continue to advance our discussions around key customer initiatives and identify new opportunities aimed at broadening the reach of our products, I believe the renewed family focus occurring in the carrier market worldwide creates a substantial opportunity for Smith Micro Software,” said William W. Smith Jr., president, chief executive officer, and chairman of the board of Smith Micro.

Smith continued, “Carriers are focused on attracting and retaining valuable family subscribers and demand solutions that will help them meet that objective. Our “connected life” vision brings what I believe is the most expansive and powerful Family Digital Lifestyle™ offering in the market today.  Our SafePath® ecosystem spans the entire digital safety journey for families, from kids to seniors and every family member between.”

Third Quarter 2025 Financial Results

Smith Micro reported revenue of $4.3 million for the quarter ended September 30, 2025, compared to $4.6 million reported in the quarter ended September 30, 2024.

Gross profit for the quarter ended September 30, 2025 was $3.2 million, compared to $3.3 million for the quarter ended September 30, 2024.

Gross profit as a percentage of revenue was 73.9% for the quarter ended September 30, 2025, compared to 71.6% for the quarter ended September 30, 2024.

GAAP net loss attributable to common stockholders for the quarter ended September 30, 2025 was $5.2 million, or $0.25 loss per share, compared to GAAP net loss attributable to common stockholders of $6.4 million, or $0.54 loss per share, for the quarter ended September 30, 2024.

Non-GAAP net loss attributable to common stockholders for the quarter ended September 30, 2025 was $2.6 million, or $0.12 loss per share, compared to non-GAAP net loss attributable to common stockholders of $3.6 million, or $0.30 loss per share, for the quarter ended September 30, 2024. Non-GAAP net loss attributable to common stockholders excludes the items noted below under "Non-GAAP Measures."

All share and per share amounts for common stock herein have been retroactively adjusted for all periods presented to give effect to the one-for-eight reverse stock split of our common stock, which became effective April 10, 2024 at 11:59 pm Eastern time.

Smith Micro Software Third Quarter 2025 Financial Results	Page 2

Third Quarter Year-to-Date 2025 Financial Results

Smith Micro reported revenue of $13.4 million for the nine months ended September 30, 2025, compared to $15.6 million reported in the nine months ended September 30, 2024.

Gross profit for the nine months ended September 30, 2025 was $9.8 million compared to $10.7 million reported for the same period in 2024.

Gross profit as a percentage of revenue was 73.4% for the nine months ended September 30, 2025 compared to 68.5% for the nine months ended September 30, 2024.

GAAP net loss attributable to common stockholders for the nine months ended September 30, 2025 was $25.4 million, or $1.30 loss per share, compared to GAAP net loss attributable to common stockholders of $44.3 million, or $4.17 loss per share, for the nine months ended September 30, 2024.

Non-GAAP net loss attributable to common stockholders for the nine months ended September 30, 2025 was $8.2 million, or $0.42 loss per share, compared to non-GAAP net loss attributable to common stockholders of $11.8 million, or $1.11 loss per share, for the nine months ended September 30, 2024. Non-GAAP net loss attributable to common stockholders excludes the items noted below under "Non-GAAP Measures."

Total cash and cash equivalents as of September 30, 2025 were $1.4 million.

Non-GAAP Measures

To supplement our financial information presented in accordance with GAAP, the Company considers, and has included in this press release, the following non-GAAP financial measures and a non-GAAP reconciliation from the equivalent GAAP metric: non-GAAP net loss attributable to common stockholders, non-GAAP gross profit, and non-GAAP basic and diluted loss per share attributable to common stockholders in the presentation of financial results in this press release. Management believes these non-GAAP presentations may be more meaningful in analyzing the Company's income generation and has therefore excluded the following items from GAAP earnings calculations: stock compensation, intangibles amortization, depreciation, fair value adjustments, goodwill impairment, and other items, which includes the gain from the sale of ViewSpot, adjustment for deemed dividends, executive transition costs, and costs associated with corporate actions. Additionally, since the Company currently has federal and state net operating loss carryforwards that can be utilized to reduce future cash payments for income taxes, these non-GAAP adjustments have not been tax effected, and the resulting income tax expense reflects actual taxes paid or accrued during each period. This presentation may be considered more indicative of the Company's ongoing operational performance. The tables below labeled "Reconciliation of GAAP to Non-GAAP Results" present the differences between non-GAAP net loss attributable to common stockholders and net loss attributable to common stockholders on an absolute and per-share basis. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and the non-GAAP financial measures as reported by Smith Micro may not be comparable to similarly titled amounts reported by other companies.

Investor Conference Call

Smith Micro will hold an investor conference call tomorrow, November 6, 2025, at 8:30 a.m. ET, to discuss the Company’s third quarter 2025 financial results. To access the call, dial 1-844-701-1164; international participants can call 1-412-317-5492. A passcode is not required to join the call; ask the operator to be placed into the Smith Micro conference. Participants are asked to call the assigned number approximately 10 minutes before the conference call begins. An internet webcast is available at https://event.choruscall.com/mediaframe/webcast.html?webcastid=2ILjPtt4. In addition, the conference call will be available on the Smith Micro website in the Investor Relations section.

Smith Micro Software Third Quarter 2025 Financial Results	Page 3

About Smith Micro Software, Inc.

Smith Micro develops software to simplify and enhance the mobile experience, providing solutions to some of the leading wireless service providers around the world. From enabling the family digital lifestyle to providing powerful voice messaging capabilities, our solutions enrich today’s connected lifestyles while creating new opportunities to engage consumers via smartphones and consumer IoT devices. For more information, visit www.smithmicro.com.

Smith Micro and the Smith Micro logo are registered trademarks or trademarks of Smith Micro Software, Inc. All other trademarks and product names are the property of their respective owners.

Forward-Looking Statements

Certain statements in this press release are, and certain statements on the related conference call may be, forward-looking statements regarding future events or results within the meaning of the Private Securities Litigation Reform Act, including statements related to our financial prospects, goals and other projections of our outlook or performance our cost reduction plans and other future business plans, and statements using such words as “expect,” “anticipate,” “believe,” “plan,” “intend,” “could,” “will” and other similar expressions. Forward-looking statements involve risks and uncertainties, which could cause actual results to differ materially from those expressed or implied in the forward-looking statements. Among the important factors that could cause or contribute to such differences are customer concentration, given that the majority of our sales depend on a few large customer relationships and the loss of any of them could materially and negatively affect our business, delay or failure of our customers to accept and deploy our products and services or new or upgraded versions thereof, delay or failure of our customers’ end users to adopt our products and services or new or upgraded versions thereof, our reliance on third party operating systems and other technology for the proper operation and delivery of our solutions and any barriers to our use of such third party technology, our reliance on third party application stores for the distribution of our software applications to users and any barriers to such distribution, including any delay or failure of such third party to approve new versions of our applications or their implementation and/or application of policies that may be harmful to our business, unanticipated delays or obstacles in our development and release cycles, the degree to which competing business needs or resource constraints may affect our allocation of resources to planned projects, the risk of harm to our business resulting from our recent and any future cost reduction efforts, our ability to attract and retain key technical personnel that are essential to our product development and support efforts, changes in demand for our products from our customers and their end users, changes in requirements for our products imposed by our customers or by the third party providers of software, hardware and/or platforms that we use or operate with, our ability to effectively integrate, market and sell acquired product lines, new and changing technologies and customer acceptance and timing of deployment of those technologies, and our ability to compete effectively with other software and technology companies. These and other factors discussed in our filings with the Securities and Exchange Commission, including our filings on Forms 10-K and 10-Q, could cause actual results to differ materially from those expressed or implied in any forward-looking statements. The forward-looking statements contained in this release are made on the basis of the views and assumptions of management, and we do not undertake any obligation to update these statements to reflect events or circumstances occurring after the date of this release.

Smith Micro Software Third Quarter 2025 Financial Results	Page 4

Smith Micro Software, Inc.

Consolidated Balance Sheets

(in thousands except share and par value data)

	September 30,	December 31,
	2025	2024
	(unaudited)	(audited)
Assets
Current assets:
Cash and cash equivalents	$1,394	$2,808
Accounts receivable, net of related allowances of $106 and $3 at 2025 and 2024, respectively	2,577	5,721
Prepaid expenses and other current assets	1,088	1,467
Total current assets	5,059	9,996
Equipment and improvements, net	372	538
Right-of-use assets	1,437	2,367
Other assets	493	496
Intangible assets, net	19,768	23,597
Goodwill	—	11,052
Total assets	$27,129	$48,046
Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,279	$1,738
Accrued payroll and benefits	1,597	1,694
Current operating lease liabilities	1,137	1,279
Other current liabilities	778	940
Notes payable net of discount	731	—
Total current liabilities	6,522	5,651
Non-current liabilities:
Warrant liabilities	87	224
Operating lease liabilities	501	1,287
Deferred tax liabilities, net	128	128
Total non-current liabilities	716	1,639
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 per share; 100,000,000 shares authorized; 21,477,754 and 17,673,404 shares issued and outstanding at 2025 and 2024, respectively	21	18
Additional paid-in capital	399,924	395,383
Accumulated comprehensive deficit	(380,054)	(354,645)
Total stockholders’ equity	19,891	40,756
Total liabilities and stockholders' equity	$27,129	$48,046

Smith Micro Software Third Quarter 2025 Financial Results	Page 5

Smith Micro Software, Inc.

Consolidated Statements of Operations

(in thousands except share data)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2025	2024	2025	2024
	(unaudited)	(unaudited)	(unaudited)	(unaudited)
Revenues	$4,347	$4,648	$13,389	$15,585
Cost of revenues (including depreciation of $0, $3, $1, and $14 in the three and nine months ended September 30, 2025 and 2024, respectively)	1,136	1,321	3,566	4,915
Gross profit	3,211	3,327	9,823	10,670
Operating expenses:
Selling and marketing	1,478	2,060	4,787	7,202
Research and development	2,603	3,637	8,213	11,328
General and administrative	2,268	2,715	7,660	8,213
Depreciation and amortization	1,347	1,422	4,045	4,872
Gain on sale of ViewSpot, net	—	—	(1,287)	—
Goodwill impairment	—	—	11,052	23,989
Total operating expenses	7,696	9,834	34,470	55,604
Operating loss	(4,485)	(6,507)	(24,647)	(44,934)
Other income (expense):
Change in fair value of warrant liabilities	34	221	137	448
Interest (expense) income, net	(66)	(12)	(114)	89
Other (expense) income, net	(18)	(71)	(149)	130
Loss before provision for income tax	(4,535)	(6,369)	(24,773)	(44,267)
Provision for income tax expense	—	—	1	39
Net loss	$(4,535)	$(6,369)	$(24,774)	$(44,306)
Deemed dividend	(635)	—	(635)	—
Net loss attributable to common stockholders	$(5,170)	$(6,369)	$(25,409)	$(44,306)

Net loss per share attributable to common stockholders – basic and diluted
Basic and diluted	$(0.25)	$(0.54)	$(1.30)	$(4.17)

Weighted average shares outstanding:
Basic and diluted	20,977	11,832	19,547	10,626

Smith Micro Software Third Quarter 2025 Financial Results	Page 6

Smith Micro Software, Inc.

Consolidated Statements of Cash Flows

(in thousands)

	For the Nine Months Ended
	September 30,
	2025	2024
	(unaudited)	(unaudited)
Operating activities:
Net loss	$(24,774)	$(44,306)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,046	4,886
Goodwill impairment	11,052	23,989
Non-cash lease expense	2	(227)
Change in fair value of warrant liabilities	(137)	(448)
Amortization of debt discount and financing issuance costs	20	—
Provision for credit losses	172	—
Stock based compensation	2,828	3,520
Gain on sale of ViewSpot, net	(1,287)	—
Gain on license of patents, net	—	(198)
Changes in operating accounts:
Accounts receivable	2,972	4,506
Prepaid expenses and other assets	382	315
Accounts payable, accrued, and other liabilities	(283)	(1,405)
Net cash used in operating activities	(5,007)	(9,368)
Investing activities:
Capital expenditures, net	(52)	(17)
Proceeds from sale of ViewSpot, net	1,287	—
Proceeds from license of patents, net	—	198
Net cash provided by investing activities	1,235	181
Financing activities:
Issuance of common stock and warrants in connection with common stock offering, net of issuance costs	966	3,351
Issuance of notes payable and warrants	1,233	—
Proceeds from financing arrangements	933	1,044
Repayments of financing arrangements	(776)	(829)
Other financing activities	2	5
Net cash provided by financing activities	2,358	3,571
Net decrease in cash and cash equivalents	(1,414)	(5,616)
Cash and cash equivalents, beginning of period	2,808	7,125
Cash and cash equivalents, end of period	$1,394	$1,509

Supplemental disclosure of non-cash financing activities:
Deemed dividend	$635	$—

Smith Micro Software Third Quarter 2025 Financial Results	Page 7

Smith Micro Software, Inc.

Reconciliation of GAAP to Non-GAAP Results

(in thousands, except per share data) - unaudited

Three Months Ended
September 30, 2025	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Goodwill Impairment	Other¹	Non-GAAP
Gross profit	$3,211	$—	$—	$—	$—	$—	$—	$3,211
Selling and marketing	1,478	(210)	—	—	—	—	—	1,268
Research and development	2,603	(154)	—	—	—	—	—	2,449
General and administrative	2,268	(280)	—	—	—	—	—	1,988
Depreciation and amortization	1,347	—	(1,276)	(71)	—	—	—	—
Gain on sale of ViewSpot, net	—	—	—	—	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—	—
Total operating expenses	$7,696	$(644)	$(1,276)	$(71)	$—	$—	$—	$5,705

(Loss) income before provision for income taxes	$(4,535)	$644	$1,276	$71	$(34)	$—	$—	$(2,578)
Net loss attributable to common stockholders	$(5,170)	$644	$1,276	$71	$(34)	$—	$635	$(2,578)
(Loss) earnings per share: basic and diluted	$(0.25)	$0.03	$0.06	$0.00	$(0.00)	$—	$0.03	$(0.12)

Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

1Other includes deemed dividends of $635.

Three Months Ended
September 30, 2024	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Goodwill Impairment	Other¹	Non-GAAP
Gross profit	$3,327	$—	$—	$3	$—	$—	$—	$3,330
Selling and marketing	2,060	(315)	—	—	—	—	(20)	1,725
Research and development	3,637	(318)	—	—	—	—	(233)	3,086
General and administrative	2,715	(616)	—	—	—	—	(95)	2,004
Depreciation and amortization	1,422	—	(1,334)	(88)	—	—	—	—
Goodwill impairment	—	—	—	—	—	—	—	—
Total operating expenses	$9,834	$(1,249)	$(1,334)	$(88)	$—	$—	$(348)	$6,815

(Loss) income before provision for income taxes	$(6,369)	$1,249	$1,334	$91	$(221)	$—	$348	$(3,568)
Net loss attributable to common stockholders	$(6,369)	$1,249	$1,334	$91	$(221)	$—	$348	$(3,568)
(Loss) earnings per share: basic and diluted	$(0.54)	$0.11	$0.11	$0.01	$(0.02)	$—	$0.03	$(0.30)

Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

1Other includes costs associated with corporate actions in 2024, including but not limited to special meetings and reverse stock split, offset by licensure of patents.

Smith Micro Software Third Quarter 2025 Financial Results	Page 8

Nine Months Ended
September 30, 2025	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Goodwill Impairment	Other¹	Non-GAAP
Gross profit	$9,823	$—	$—	$1	$—	$—	$—	$9,824
Selling and marketing	4,787	(708)	—	—	—	—	—	4,079
Research and development	8,213	(573)	—	—	—	—	—	7,640
General and administrative	7,660	(1,547)	—	—	—	—	(78)	6,035
Depreciation and amortization	4,045	—	(3,828)	(217)	—	—	—	—
Gain on sale of ViewSpot, net	(1,287)	—	—	—	—	—	1,287	—
Goodwill impairment	11,052	—	—	—	—	(11,052)	—	—
Total operating expenses	$34,470	$(2,828)	$(3,828)	$(217)	$—	$(11,052)	$1,209	$17,754

(Loss) income before provision for income taxes	$(24,773)	$2,828	$3,828	$217	$(137)	$11,052	$(1,209)	$(8,194)
Net loss attributable to common stockholders	$(25,409)	$2,828	$3,828	$217	$(137)	$11,052	$(574)	$(8,195)
(Loss) earnings per share: basic and diluted	$(1.30)	$0.14	$0.20	$0.01	$(0.01)	$0.57	$(0.03)	$(0.42)

Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

1Other includes costs associated with executive transition of approximately $78, deemed dividends of $635, and is offset by gain from sale of ViewSpot of $1,287.

Nine Months Ended
September 30, 2024	GAAP	Stock Compensation	Intangibles Amortization	Depreciation	Fair Value Adjustments	Goodwill Impairment	Other¹	Non-GAAP
Gross profit	$10,670	$—	$—	$14	$—	$—	$11	$10,695
Selling and marketing	7,202	(968)	—	—	—	—	(174)	6,060
Research and development	11,328	(827)	—	—	—	—	(321)	10,180
General and administrative	8,213	(1,725)	—	—	—	—	(291)	6,197
Depreciation and amortization	4,872	—	(4,601)	(271)	—	—	—	—
Goodwill impairment	23,989	—	—	—	—	(23,989)	—	—
Total operating expenses	$55,604	$(3,520)	$(4,601)	$(271)	$—	$(23,989)	$(786)	$22,437

(Loss) income before provision for income taxes	$(44,267)	$3,520	$4,601	$285	$(448)	$23,989	$599	$(11,721)
Net loss attributable to common stockholders	$(44,306)	$3,520	$4,601	$285	$(448)	$23,989	$599	$(11,760)
(Loss) earnings per share: basic and diluted	$(4.17)	$0.33	$0.43	$0.03	$(0.04)	$2.26	$0.05	$(1.11)

Note: (Loss) earnings per share: basic and diluted - may be impacted by rounding to allow rows to calculate.

1Other includes costs associated with corporate actions in 2024, including but not limited to special meetings and reverse stock split, offset by licensure of patents.